SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                             March 2, 1998
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                       HOST AMERICA CORPORATION
              (formerly University Dining Services, Inc.)
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                      0-16196                06-1168423
----------------              ------------         ----------------------
(State or Other               (Commission              (IRS Employer
Jurisdiction of               File Number)         Identification Number)
Incorporation)


                             TWO BROADWAY
                       HAMDEN, CONNECTICUT 06518
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (203) 248-4100
                     -------------------------------
                     (Registrant's telephone number,
                          including area code)






Page 1 of 4.

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Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

               On February 14, 1998, the Registrant's Board of Directors and the shareholders owning a majority of the outstanding shares of Common Stock approved a reverse stock split effective February 15, 1998, wherein each 100 shares of the Registrant's Common Stock currently issued and outstanding be converted into one (1) share of Common Stock.

               Also on February 14, 1998, the Registrant's Board of Directors and a majority of the outstanding shares of Common Stock approved an amendment to the Registrant's Certificate of Incorporation changing its name from University Dining Services, Inc. to Host American Corporation and to divide the authorized capital into 80,000,000 Common Shares and 20,000,000 Preferred Shares.

               On February 19, 1998, the Registrant named Robert C. Vaughan, Patrick J. Healy and John D'Antona to the Board of Directors to serve to the next annual meeting of shareholders or until his successor is elected and qualified.

               On March 1, 1998, the Board of Directors issued 700,000 shares of Preferred Stock to Geoffrey W. Ramsey (225,000 shares), David J. Murphy (225,000 shares), Thomas P. Eagan, Jr. (100,000 shares) and Robert C. Vaughan (150,000 shares), all Officers and Directors of the Registrant. The shares were issued to ensure continuity of management over the next five years and create incentive goals in revenues and pre-tax earnings.

               Each share of Preferred Stock shall be convertible into one
          (1) share of the Registrant's Common Stock at a conversion value of $5.00 per share, provided, however, that in the event the Registrant attains the following revenues and pre-tax earning during the following time period or fiscal year ("Incentive Period") after the completion of the public offering, each share of Preferred Stock

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

          shall be convertible, at no cost to the holders, into the following number shares of Common Stock at the following conversion value per share:

                                                                    Number of
                                          Pre-Tax     Conversion     Common
Incentive Period            Revenues      Earning        Value       Shares
----------------          ------------   ----------   ----------   ----------
15 Months After
  Public Offering          $20,000,000   $1,000,000      $2.50     2.0 shares
Two Years After
  Public Offering          $40,000,000   $2,000,000      $2.00     2.5 shares
Three Years After
  Public Offering          $75,000,000   $3,750,000      $1.50     3.3 shares

               Of the Preferred Shares a maximum of 233,333 of such shares shall be convertible upon the Registrant achieving the performance goals in accordance with the aforesaid formula at the end of each Incentive Period. In the event the Registrant does not attain any of the above-specified goals, each Preferred Share outstanding shall automatically convert, at no cost to the holder, into one (1) share of Common Stock five years from the effective date of the registration statement relative to the proposed public offering.

               Each share of Preferred is voting and is equal to one (1) share of Common Stock. The Preferred Shares have no liquidation or other preference over any other class of the Registrant's outstanding securities.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    N/A

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page      Description
-----------    ----      -----------









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

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOST AMERICA CORPORATION



Dated: March 2, 1998                    By:  /s/ GEOFFREY W. RAMSEY
                                           -------------------------------
                                            Geoffrey W. Ramsey
                                            President









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